Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

(the “Company,” and its series, the “Funds”)

Supplement dated October 30, 2026, to the Statement of Additional Information (the “SAI”) of the Funds, dated October 1, 2026, as supplemented to date

At a special meeting of shareholders of the Company held on October 22, 2026 (the “Meeting”), the shareholders of each Fund approved two new investment advisory agreements between the Company and The Variable Annuity Life Insurance Company (“VALIC”), the Funds’ adviser, one of which became effective as of such date (the “New Advisory Agreement”). Prior to the approval of the New Advisory Agreement, VALIC was serving as the Funds’ adviser pursuant to an interim agreement that became effective on September 10, 2026, following Nippon Life Insurance Company’s acquisition of additional shares of Corebridge Financial, Inc. (“Corebridge”), VALIC’s parent company (the “Nippon Acquisition”). Fund shareholder approval was sought out of an abundance of caution that the Nippon Acquisition on September 10, 2026, could be deemed a change in control of VALIC. The terms of the New Advisory Agreement are substantially identical to the Funds’ prior investment advisory agreement, except for new effective and termination dates, updates to Fund names, and certain revisions to the notice provision. It is anticipated that the second investment advisory agreement approved by shareholders at the Meeting will replace the New Advisory Agreement at the end of 2026 upon the merger of Corebridge and Equitable Holdings, Inc.

Also at the Meeting, the shareholders of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund, voting separately, approved a change to their respective Fund’s sub-classification from a “diversified” company to a “non-diversified” company under Section 5(b)(1) of the Investment Company Act of 1940, as amended.

The shareholders of each of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund, voting separately, also approved revisions to their respective Fund’s fundamental investment restriction regarding industry concentration to permit each respective Fund to concentrate its investments in a particular industry to approximately the same extent as its benchmark index.

In addition to the matters discussed above, the Funds’ shareholders elected Erin F. Donnelly as a director of the Company and approved a modified “manager-of-managers” arrangement, among other matters, at the Meeting.

The diversification and concentration changes will become effective on November 1, 2026 (the “Effective Date”). On the Effective Date, the following changes are made to the SAI:

The section of the SAI entitled “INVESTMENT RESTRICTIONS – Diversification” is deleted in its entirety and replaced with the following:

Diversification

Each Fund, except for the Capital Appreciation Fund, Growth Fund, International Government Bond Fund, Large Cap Core Fund, Nasdaq-100® Index Fund, Science & Technology Fund, Systematic Core Fund, Systematic Growth Fund and U.S. Socially

Responsible Fund, is currently classified as a diversified fund under the 1940 Act. This means that the Fund (other than the Capital Appreciation Fund, Growth Fund, International Government Bond Fund, Large Cap Core Fund, Nasdaq-100® Index Fund, Science & Technology Fund, Systematic Core Fund, Systematic Growth Fund and U.S. Socially Responsible Fund) may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer (except, in the case of the Stock Index Fund, as may be necessary to approximate the composition of its benchmark index) or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Fund (other than the Stock Index Fund) cannot change its classification from diversified to non-diversified without shareholder approval. With respect to the Stock Index Fund, shareholder approval will not be sought if the Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of its benchmark index.

Each of the Capital Appreciation Fund, Growth Fund, International Government Bond Fund, Large Cap Core Fund, Nasdaq-100® Index Fund, Science & Technology Fund, Systematic Core Fund, Systematic Growth Fund and U.S. Socially Responsible Fund is currently classified as a non-diversified fund under the 1940 Act. As a result, each Fund is limited only by its own investment restrictions as to the percentage of its assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, each Fund still has to meet quarterly diversification requirements under the Code in order to qualify as a regulated investment company. As a result of the Code’s diversification requirements, each Fund may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

Fundamental investment restriction numbers 7 and 9 regarding industry concentration in the section of the SAI entitled “INVESTMENT RESTRICTIONS – Fundamental Investment Restrictions” are deleted in their entirety and replaced with the following:

7. All Funds, except the Global Real Estate Fund, International Equities Index Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

9. International Equities Index Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except to approximately the same extent that its benchmark index is concentrated in one or more particular industries.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.